Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Medical Alarm Concepts Holding, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ronnie Adams, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period presented therein.

Date: September 25, 2014

By	/s/ Ronnie Adams
Ronnie Adams
Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer